 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐         Preliminary Proxy Statement
☐         Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒         Definitive Proxy Statement
☐         Definitive Additional Materials
☐         Soliciting Material Under §240.14a-12

FREQUENCY ELECTRONICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒         No fee required.
☐         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

_____________________________________________________________________________

(2)      Aggregate number of securities to which transaction applies:

_____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________________________________________

(4)      Proposed maximum aggregate value of transaction:

_____________________________________________________________________________

(5)      Total fee paid:

_____________________________________________________________________________

☐         Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

_____________________________________________________________________________

(2)      Form, Schedule or Registration Statement No.:

_____________________________________________________________________________

(3)      Filing Party:

_____________________________________________________________________________

(4)      Date Filed:

_____________________________________________________________________________

FREQUENCY ELECTRONICS, INC.
55 Charles Lindbergh Boulevard
Mitchel Field, New York 11553

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 8, 2014

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. (the “Company”) will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 8th day of October 2014, at 10:00 A.M., Eastern Daylight Time, for the following purposes:

1.	To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified;

2.	To consider and act upon ratifying the appointment of EisnerAmper LLP as independent auditors for the fiscal year commencing May 1, 2014;

3.	To conduct a non-binding advisory vote on executive compensation; and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on August 27, 2014, the date fixed by the Board of Directors as the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors

/s/Alan Miller
ALAN MILLER
Secretary/Treasurer & Chief Financial Officer

Mitchel Field, New York
August 28, 2014

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  YOUR VOTE IS VERY IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED.  YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

FREQUENCY ELECTRONICS, INC.
55 Charles Lindbergh Boulevard
Mitchel Field, New York 11553

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on October 8, 2014

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the "Company"), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 8th day of October 2014, at 10:00 A.M., Eastern Daylight Time, or any adjournment or adjournments thereof.  This Proxy Statement together with the accompanying Proxy card was first mailed to stockholders on or about August 29, 2014.  Only stockholders of record as of the close of business on August 27, 2014 are entitled to notice of, and to vote at, the meeting.

The Board may use the services of the Company's directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other materials to their principals and reimburse them for their out-of-pocket expenses in so doing.  The cost of solicitation of proxies, which it is estimated will not exceed $7,500, will be borne by the Company.  Each proxy executed and returned by a stockholder may be revoked at any time thereafter by filing a later dated proxy or by appearing at the meeting and voting in person.  Attendance at the meeting will not, in itself, constitute revocation of a proxy.

Voting Securities and Votes Required

The Board has fixed the close of business on August 27, 2014, as the record date for determination of stockholders entitled to notice of, and to vote at, the meeting.  On August 27, 2014, the Company had outstanding 8,590,094 shares of common stock, $1.00 par value per share ("Common Stock") (excluding 573,846 treasury shares), each of which entitled the holder to one vote.  No shares of preferred stock were outstanding as of such date.  A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum.  Rights of appraisal or similar rights of dissenters are not available to stockholders of the Company with respect to any matter to be acted upon at the Annual Meeting.

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum.  A “broker non-vote” will also be counted for the purpose of determining the presence of a quorum.  A “broker non-vote” occurs when a beneficial owner whose shares are held of record by a broker does not instruct the broker how to vote those shares and the broker does not otherwise have discretionary authority to vote on a particular matter.

In the case of broker non-votes, brokers are entitled to vote on the ratification of the independent auditors, but are not entitled to vote on Proposal Number 1 (the election of directors).  Broker non-votes will have no effect on the outcome of the election of directors.  Please vote your proxy so your vote can be counted.  Stockholder abstentions will have no effect on the outcome of the election of directors, but will have the same practical effect as a negative vote on Proposal Number 2 (ratifying the appointment of the independent auditors).

It is expected that the following business will be considered at the meeting and action will be taken thereon.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect five (5) directors ("Director(s)") to the Board to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  Cumulative voting is not permitted.  The accompanying Proxy will be voted for the election of all five of the members of the Board, each of whose principal occupations are set forth in the following table, if no direction to the contrary is given.  In the event that any such nominee is unable or declines to serve, the Proxy may be voted for the election of another person in his place.  The Board knows of no reason to anticipate that this will occur.

The director nominees are as follows:

Name	Principal Occupation	Age	Director

Joseph P. Franklin	Chairman of the Board of Directors (Major General, U.S. Army – Ret.)	80	1990

Martin B. Bloch	President, Chief Executive Officer and a Director	78	1961

Joel Girsky	President, Jaco Electronics, Inc., and a Director	75	1986

S. Robert Foley, Jr.	Director (Admiral, U.S. Navy – Retired)	86	1999

Richard Schwartz	Director	78	2004

All directors hold office for a one-year period or until their successors are elected and qualified.

The Company’s Board has determined that Messrs. Foley, Girsky, and Schwartz are “independent,” as defined in the listing standards of the NASDAQ Stock Market (“NASDAQ”).  The composition of the Board, consisting of two (2) officers of the Company (Messrs. Bloch and Franklin) and the three (3) independent directors, is in full compliance with the listing requirements of the NASDAQ.

Nominees for Election as Directors

MARTIN B. BLOCH, age 78, has served as a Director of the Company and of its predecessor since 1961.  He has served continuously since 1961 as the Company’s President and, except for December 1993 through October 1998, as its Chief Executive Officer.  Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.  Mr. Bloch’s current service as the President and Chief Executive Officer of the Company allows him to bring to the Board in-depth knowledge of the Company’s business, operations, employees and strategic opportunities.

JOSEPH P. FRANKLIN, age 80, has served as a Director of the Company since March 1990.  In December 1993, he was elected Chairman of the Board and, from December 1993 through October 1998, served as Chief Executive Officer of the Company.  From August 1987 to November 1993, he was the chief executive officer of Franklin S.A., a Spanish business consulting company located in Madrid, Spain, specializing in joint ventures, and was a director of several prominent Spanish companies.  General Franklin was a Major General in the United States Army until he retired in July 1987.  He was Vice Chairman of the Board of Trustees of the US Military Academy at West Point from 2000 to 2004.  General Franklin’s current service as Chairman of the Board of the Company and prior service as Chief Executive Officer of the Company, as well has his prior board and executive management experience, allows him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

JOEL GIRSKY, age 75, has served as a Director of the Company since October 1986.  He is the president and a director of Jaco Electronics, Inc., which is in the business of distributing electronics components, and has served in such a capacity for over forty years.  Mr. Girsky is the Chairman of the Company’s Audit Committee.  Mr. Girsky’s knowledge of the Company through his service as a director of the Company, as well as his experience as CEO of a publicly-traded company, allow him to bring valuable insight and knowledge to the Board.

S. ROBERT FOLEY, Jr., age 86, has served as a Director of the Company since 1999.  He retired as Vice President for Laboratory Management, University of California, a position he held from 2003 to 2009.  He served as Vice President of Raytheon International, Inc. and President of Raytheon Japan from 1995 to 1998.  Admiral Foley served in the United States Navy for 35 years, including the position of Commander-In-Chief of the Pacific Fleet.  Admiral Foley is also a director of INTELSAT General Corp.  Admiral Foley’s leadership background, and his executive management and business experience with a defense-oriented company, allow him to bring valuable insight and knowledge to the Board.

RICHARD SCHWARTZ, age 78, has served as a Director of the Company since 2004.  He was a trustee and chairman of the Finance Committee of Cooper Union in New York City, a position he held from 2004 through 2008.  Prior to his retirement in 2000, Mr. Schwartz was Chief Executive Officer and Chairman of ATK.  He served in senior executive positions at ATK and predecessor companies beginning in 1990.  Prior to that, Mr. Schwartz had been president of the Rocketdyne division of Rockwell International, a company he first joined in 1957.  Mr. Schwartz also serves on the board of directors of Astronautics Corporation of America.  Mr. Schwartz’s extensive industry experience, his prior board and executive management experience and his demonstrated leadership capabilities allow him to bring valuable insight and knowledge to the Board.

Compensation of Directors:

Directors who are not officers of the Company receive an annual honorarium of $18,000 and $2,500 for attendance at each Board meeting or meeting of a Board committee of which he is a member ($1,500 if such attendance is telephonic).  In addition, the chairman of the Audit Committee receives a annual stipend of $10,000.  Company officers do not receive additional compensation for their service on the Board or for attendance at Board meetings or committee meetings.  Directors who are not officers do not participate in Company-sponsored pensions or deferred compensation programs.

Director Compensation

	Fees Earned or	Equity-based
Name	Paid in Cash ($)	Awards (1)(2)	Total ($)
Joel Girsky	$39,500	$46,100	$85,600
S. Robert Foley	28,500	46,100	74,600
Richard Schwartz	28,500	46,100	74,600

(1)
The amounts in this column do not represent actual cash payments, but represent the aggregate grant date fair value of stock appreciation rights awarded during the 2014 fiscal year computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.  The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in its Annual Report on Form 10-K for the year ended April 30, 2014, as filed with the Securities and Exchange Commission (“SEC”).

(2)
Each non-officer Director received stock appreciation rights (“SARs”) to receive, upon exercise, the number of shares of Common Stock equal to the appreciated value of 56,000 shares of Common Stock between the award date and the exercise date.  During fiscal years 2014, 2013, 2012, 2011, 2010 and 2009 each director was granted a SAR based on 10,000, 10,000, 10,000, 10,000, 10,000 and 6,000 shares, respectively.  Each such award was outstanding at the end of fiscal year 2014, and each Director was vested in 31,000 shares of such awards as of April 30, 2014.  In addition, Mr. Schwartz has an option to acquire 30,000 shares of Common Stock in which he is fully vested as of April 30, 2014.  The grant dates and exercise prices for these awards are listed in notes (10) and (11) under the “Stock Ownership of Certain Beneficial Owners and Management,” below.

Vote Required and Board Recommendation

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock represented at the Annual Meeting and entitled to vote is required for the election of directors.

THE BOARD DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

APPOINTMENT OF INDEPENDENT AUDITORS

The Board, upon recommendation of the Audit Committee, has appointed the firm of EisnerAmper LLP, (“EisnerAmper”), independent accountants, to be the Company's external auditors for the fiscal year commencing May 1, 2014, and recommends to stockholders that they vote for ratification of that appointment.

It is anticipated that a representative of EisnerAmper will be present at the Annual Meeting.  Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

In connection with the audits of the Company's financial statements for the years ended April 30, 2014 and 2013 and the subsequent interim period through July 29, 2014, there have been no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference thereto in their reports on the Company's financial statements for such years.

No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended April 30, 2014 and 2013 and the subsequent interim period through July 29, 2014.

During the Company’s two fiscal years ended April 30, 2014 and 2013 and the subsequent interim period through July 29, 2014, the Company has not consulted with EisnerAmper or any predecessor firms regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

AUDIT AND NON-AUDIT FEES

The following table presents the aggregate fees and expenses paid or accrued by the Company for professional services rendered by the Company’s auditors, EisnerAmper, in fiscal years 2014 and 2013.  Other than as set forth below, no professional services were rendered or fees billed by EisnerAmper during fiscal years 2014 and 2013.

Service	2014	2013
Audit Fees (1)	$335,000	$335,000
Audit-Related Fees (2)	42,000	45,000
Tax Fees (3)	-	-
All Other Fees (4)	-	-
TOTAL	$377,000	$380,000
________________________

(1)
Audit fees consist of professional services rendered for the audit of the Company’s annual financial statements, the reviews of the quarterly financial statements, issuance of consents and assistance with and review of documents filed with the SEC.

(2)
Other audit-related services provided by EisnerAmper include the annual audit of the Company’s employee benefit plans as well as accounting consultations regarding significant transactions during the fiscal year.

(3)
Tax fees consist of fees for services rendered to the Company for tax compliance, tax planning and advice.  Beginning in fiscal year 2009, the Company engaged another accounting firm to provide such services.

(4)	No other services were performed by EisnerAmper in connection with financial information systems design and implementation or otherwise.

Pre-Approved Services

Prior to engaging EisnerAmper to render the above services during fiscal year 2014, and pursuant to its charter, the Audit Committee approved the engagement for each of the services and determined that the provision of such services by the external auditor was compatible with the maintenance of EisnerAmper’s independence in the conduct of its auditing services.

The procedures used by the Audit Committee for the pre-approval of all audit and permissible non-audit services provided by the independent auditors are described below.

Before engagement of EisnerAmper as independent auditors for fiscal year 2015, the independent auditors will submit a detailed description of services expected to be rendered during that year within each of four categories of services to the Audit Committee for approval.

Audit Services include audit work performed on the Company’s financial statements, as well as work that generally only the independent auditors can reasonably be expected to provide, including statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Services are for assurance and related services that are traditionally performed by the independent auditors, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements and discussions surrounding the proper application of financial accounting and/or reporting standards.

Tax Services include all services, except those services specifically related to the audit of the financial statements, performed by the independent auditors’ tax personnel, including tax analysis; assisting with coordination of execution of tax related activities, primarily in the area of corporate development; supporting other tax related regulatory requirements; and tax compliance and reporting.  As indicated above, the Company has engaged another accounting firm to provide such services which will thus not impair EisnerAmper’s independence.

Other Services are those associated with services not captured in the other categories.  The Company generally does not request such services from the independent auditors.

Prior to engagement, the Audit Committee pre-approves independent auditor services within each category.  The fees are budgeted and the Audit Committee requires the independent auditors to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories.  In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

The Audit Committee may delegate pre-approval authority to one or more of its members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required for the ratification of EisnerAmper as the Company's independent auditors for the 2015 fiscal year.

THE BOARD DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables the Company’s stockholders to vote to approve, on a non-binding advisory basis, the compensation of the Company’s principal executive officer and two other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this Proxy Statement in accordance with SEC rules.

The Company’s objective is to provide a fair and competitive compensation package to its Named Executive Officers that rewards long-term performance and enhances stockholder value.  In order to achieve its goals, the Company is dependent on its ability to attract, retain and motivate individuals who can achieve superior technical, operational and financial results.  This approach has enabled the Company to attract and retain the executive talent that has resulted in increased revenues and profitability in recent years and has established the basis for sustaining such growth in the future.  For an overview of the compensation of the Company’s Named Executive Officers, see “Executive Compensation.”

The Company is asking for non-binding approval of the compensation of its Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, which disclosures include the disclosures under the section “Executive Compensation,” the summary compensation table and the narrative discussion following the summary compensation table.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the policies and practices described in this Proxy Statement, as disclosed under the “Executive Compensation” section.  Accordingly, stockholders are asked to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers pursuant to the compensation disclosure rules of the SEC as described in the Executive Compensation, the summary compensation tables and the narrative discussion in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders.”

While the Company intends to carefully consider the voting results of this proposal, this vote is advisory and therefore not binding on the Company, the Compensation Committee or the Board.  Accordingly, and given that some of the compensation to be paid is a contractual obligation with the applicable executives, regardless of the outcome of this advisory vote, such compensation may still be payable.  The Board and the Compensation Committee value the opinions of the Company’s stockholders, and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required for advisory approval of this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S EXECUTIVE COMPENSATION DISCLOSURE RULES.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the meeting are hereinabove set forth.  If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their judgment.

PROPOSALS OF STOCKHOLDERS

In accordance with the rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2015 Annual Meeting of Stockholders must submit such proposal to the Company no later than April 20, 2015.

Assuming that the Company’s 2015 Annual Meeting of Stockholders is held on schedule, the Company must receive notice of a stockholder’s intention to introduce a nomination or other item of business at that meeting by July 8, 2015.  If the Company does not receive notice by that date, or if the Company meets certain other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 27, 2014, information concerning the beneficial ownership of the Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each of the Company's Named Executive Officers who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and executive officers of the Company as a group:

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership (1)	Percent of Class (2)

CI Global Investments, Inc. (3)
2 Queen Street East, 20th Floor
Toronto, ON M5C 3G7 CN	888,715	10.4%

Dimensional Fund Advisors LP (4)
6300 Bee Cave Road, Bldg One
Austin, TX 78746	696,177	8.1%

Privet Fund LP (5)
3280 Peachtree Rd NE
Suite 2670
Atlanta, GA 30305	674,071	7.9%

Frequency Electronics, Inc.
401(k) Savings Plan (6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	465,440	5.4%

Frequency Electronics, Inc.
Employee Stock Ownership Plan (7)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	396,162	4.6%

Martin B. Bloch (8)(12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	935,095	10.9%

Joseph P. Franklin (8)(12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	47,599	less than 1%

Joel Girsky (11)
c/o Jaco Electronics, Inc.
145 Oser Avenue
Hauppauge, NY 11788	61,050	less than 1%

S. Robert Foley (11)
One Lakeside Dr.
Oakland, CA 94612	36,050	less than 1%

Richard Schwartz (10)(11)
4427 Golf Course Dr.
Westlake Village, CA 91362	66,050	less than 1%

Markus Hechler (12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	91,633	1.1%

Oleandro Mancini (12)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553	105,607	1.2%

All executive officers
and directors as a group
(14 persons) (8)(9)(10)(11)(12)	1,891,317	22.0%

Notes:

(1)   Each person has sole voting and investment power over the shares reported, except as noted.

(2)   Based on 8,590,094 shares outstanding as of August 27, 2014.

(3)   As reported in a Form 13F for the quarter ended June 30, 2014, filed by CI Global Investments, Inc. (“CI Global”), an investment management company, on August 1, 2014.  Per a Schedule 13G/A filing dated February 14, 2014, Cambridge Global Asset Management, a business unit of CI Global, possessed investment power and voting authority over 1,250,500 shares owned as of December 31, 2013.

(4)   As reported in a Form 13F for the quarter ended June 30, 2014, filed by Dimensional Fund Advisors LP (“Dimensional”), which is an investment advisor registered under the Investment Advisors Act of 1940.  Per a Schedule 13G filing dated December 31, 2013, Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts.  Per the Schedule 13G, in its role as investment advisor or manager, Dimensional possesses investment power over 698,293 shares and voting authority over 687,087 shares that are owned by such investment companies, commingled group trusts and separate accounts, and Dimensional disclaims beneficial ownership of such securities.

(5)   As reported in a Schedule 13D dated December 27, 2013, filed collectively by Privet Fund LP, Privet Fund Management LLC and Ryan Levenson, manager of Privet Fund Management LLC.  The principal business of Privet Fund LP is that of private funds engaged in investment in securities for their own account.

(6)   Represents shares of stock held by the Frequency Electronics, Inc. 401(k) Savings Plan, a profit sharing plan and trust under section 401(k) of the Internal Revenue Code of 1986 (the “401(k) Savings Plan”), all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Executive Officers).

(7)   Represents shares of stock held by the Frequency Electronics, Inc. ESOP Trust (the “Trust”) for the Company's Employee Stock Ownership Plan (“ESOP”), all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Executive Officers).

(8)   Includes 71,000 shares owned by members of Mr. Bloch’s immediate family, 197,748 shares held by a partnership over which Mr. Bloch maintains discretionary control and 39,600 shares held in trust for Mr. Bloch’s wife for which General Franklin is the trustee.  Mr. Bloch disclaims beneficial ownership of such shares.

(9)   Includes 7,500 shares granted to an officer of the Company pursuant to a stock purchase agreement in connection with the Company’s Restricted Stock Plan.

(10) Includes 30,000 shares issuable on the exercise of options granted to Mr. Schwartz on December 10, 2004 at an exercise price of $14.76 under the Independent Contractors Stock Option Plan.

(11) The Company awarded SARs to each of the Directors based on 10,000 shares at an exercise price of $10.38 on August 9, 2013, 10,000 shares at an exercise price of $8.82 on October 3, 2012, 10,000 shares at an exercise price of $7.25 on December 19, 2011, based on 10,000 shares at an exercise price of $9.70 on April 12, 2011, based on 10,000 shares at an exercise price of $4.60 on October 27, 2009, and based on 6,000 shares at an exercise price of $3.15 on January 31, 2009.  As of August 27, 2014, the Directors were each vested in 36,000 shares under the SAR awards from fiscal years 2009 through 2013.

(12) Includes the number of shares which, as at August 27, 2014, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through (i) the exercise of options or stock appreciation rights (“SARs”); (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares.  The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership:

Name	ESOP Shares (a)	Profit Sharing Plan & Trust 401(k) (b)	ISO, NQSO or SAR Shares (c)
Martin B. Bloch	25,957	6,490	217,000
Joseph P. Franklin	-0-	647	31,000
Markus Hechler	8,682	5,950	77,000
Oleandro Mancini	-0-	5,441	97,000
All Directors and Officers as a Group (14 persons)	49,319	43,130	855,500

(a) Includes all shares allocated under the ESOP to the respective accounts of the named persons, ownership of which shares was fully vested in each such person as at April 30, 2014.  ESOP shares are generally not distributable to the respective vested owners thereof until after their termination of employment with the Company.  However, upon the attainment of age 55 and completion of 10 years of service with the Company, a participant may elect to transfer all or a portion of his vested shares, or the cash value thereof, to a Directed Investment Account.  Upon the allocation of shares to an employee's ESOP account, such employee has the right to direct the ESOP trustees in the exercise of the voting rights of such shares.

(b) Includes all shares allocated under the Company’s 401(k) Savings Plan.  This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company made discretionary matching contributions of the Company’s Common Stock.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the officers named above are fully vested in the shares attributable to their accounts.

(c) All amounts in this column represent the number of shares that may be obtained upon exercise of incentive stock options (“ISO”) or SARs in which the officers are fully vested or may become vested within 60 days of August 27, 2014.  Such grants have been made under the Company’s 2001 Incentive Stock Option Plan and 2005 Stock Award Plan.  For the individual grants, exercise prices and expiration dates for the Named Executive Officers, see “Outstanding Equity Awards at Fiscal Year-End.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, officers and any person who is the beneficial owner of more than 10% of the Company’s equity securities (“10% stockholder”) to file reports of ownership and reports of changes in ownership of the Company’s Common Stock and other equity securities with the SEC.  Directors, executive officers and 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.  Based on a review of the copies of such reports furnished to it, the Company believes that during the fiscal year ended April 30, 2014, the Company’s directors, officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, with the following exception:

Due to notification oversights by three of the Company’s officers, Form 4s reporting sales of Company stock were not timely reported as follows: (a) on July 26, 2013, a series of sales aggregating 7,613 shares was completed and a Form 4 was filed with the SEC on August 1, 2013; (b) on March 17 and 19, 2014, two sales aggregating 4,000 shares was completed and a Form 4 was filed with the SEC on March 25, 2014; and (c) on April 24, 2014, a sale of 1,243 shares was completed and a Form 4 was filed with the SEC on April 28, 2014.

CERTAIN INFORMATION AS TO COMMITTEES AND MEETINGS OF THE BOARD

During the past fiscal year, four (4) meetings of the Board were held.  Each of the Company’s directors attended, in person or telephonically, all of the meetings of the Board and of the meetings of committees of the Board of which such director was a member that were held during the past fiscal year.

In addition to attendance at Board meetings, the Board encourages, but does not require, all directors to attend annual meetings of the Company’s stockholders.  All of the Company’s directors attended the Company’s 2013 annual meeting of stockholders.

Audit Committee

The Audit Committee consists of the Company’s three independent directors, Messrs. Foley, Girsky, and Schwartz.  Each of these directors is independent in accordance with the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the listing standards of The NASDAQ Stock Market, upon which the Company’s Common Stock is listed and trades.  The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements.  In addition, the Board has determined that Mr. Girsky, chairman of the Audit Committee, satisfies the SEC’s criteria as an “audit committee financial expert.”

The Audit Committee has procedures in place to receive, retain and handle complaints received regarding accounting, internal controls or auditing matters and to allow for the confidential and anonymous submission by anyone of concerns regarding questionable accounting or auditing matters.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.  The functions of the Audit Committee include, without limitation, (i) responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors, (ii) review and pre-approval of all audit and non-audit services provided to the Company by the independent auditors, other than as may be allowed by applicable law, and (iii) review of the annual audited and quarterly consolidated financial statements.  The Audit Committee Charter, which describes all of the Audit Committee’s responsibilities, is posted on the Company’s website at http://www.frequencyelectronics.com.

The Audit Committee held four (4) meetings during the last fiscal year.  For the Audit Committee’s report, see “Report of the Audit Committee,” below.

Compensation Committee

The Compensation Committee consists of the three independent directors, Messrs. Foley, Girsky, and Schwartz.  The Compensation Committee adopted a formal charter, which is posted on the Company’s website.  The Compensation Committee is responsible for determining remuneration arrangements for the highest paid executives and oversees the Company's stock option, bonus and other incentive compensation plans.  The Compensation Committee may not delegate these responsibilities.  The Compensation Committee held four (4) meetings during fiscal year 2014.

The Company’s President and Chief Executive Officer, Martin Bloch, recommends to the Compensation Committee base salary, bonus payouts from the short-term incentive pool and long-term incentive grants for the Company’s officers (other than himself) and other eligible employees (see “Executive Compensation” below).  Mr. Bloch makes these recommendations to the Compensation Committee based on input from the Company’s Director of Human Resources using compensation data as described below, as well as qualitative judgments regarding individual performance.  Mr. Bloch is not involved with any aspect of determining his own pay.  Mr. Bloch’s compensation is based upon an employment agreement dated March 17, 2008, a description of which is found below.

In order to assess whether the compensation program that the Company provides to its executive officers is competitive, its human resources department annually participates in a survey of electronics companies in the New York metropolitan area.  This survey compares base salaries by job type as well as benefits offered by other companies in the electronics industry.  The Compensation Committee has established salaries and benefits which are in the mid-range of those companies which participate in this survey.

Director Nominations

Due to the relatively small size of the Board, the Company does not have a formal nominating or corporate governance committee.  New director nominations, which are infrequent, and compliance with corporate governance rules, are reviewed and approved by the independent directors.  By Board resolution, the Company has determined that if a new director is to be nominated, the independent directors of the Company (currently Messrs. Foley, Girsky, and Schwartz) will conduct interviews of qualified candidates and, as appropriate, will recommend selected individuals to the Board.  The independent directors consider director candidates based on criteria approved by the Board, including such individuals’ backgrounds, skills, expertise, accessibility and availability to serve constructively and effectively on the Board.  The Board has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other board members or candidates using the criteria identified above.  The Company may retain a director search firm to assist it in identifying qualified director nominees.

Director Candidates Proposed by Stockholders

The Company will consider recommendations for director candidates submitted in good faith by stockholders of the Company.  A stockholder recommending an individual for consideration by the Board (and the independent directors) must provide (i) evidence in accordance with Rule 14a-8 of the Exchange Act of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board, including, without limitation, name, age, business and residence address and principal occupation or employment during the past five years.  Stockholders should send the required information to the Company at 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.

In order for a recommendation to be considered by the Company for the 2014 Annual Meeting of Stockholders, the Company’s Corporate Secretary must receive the recommendation no later than 5:00 PM, local time, on April 21, 2015.  Such recommendations must be sent via registered, certified or express mail (or other means that allows the stockholder to determine when the recommendation was received by the Company).  The Company’s Corporate Secretary will send properly submitted stockholder recommendations to the independent directors for consideration at a future meeting.  Individuals recommended by stockholders in accordance with these procedures will receive the same consideration as other individuals evaluated by the independent directors.

CORPORATE GOVERNANCE MATTERS

Communications with Directors

Stockholders and other interested parties may communicate directly with any Director, including any non-management member of the Board, by writing to the attention of such individual at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Corporate Secretary.  The Company’s Secretary will distribute any stockholder communications received to the Director(s) to whom the letter is addressed or to all of the Directors if addressed to the entire Board.

Communications that are intended for the non-management directors generally should be marked “Personal and Confidential” and sent to the attention of the Chairman of the Audit Committee.  The Chairman will distribute any communications received to the non-management member(s) to whom the communication is addressed.

Executive Sessions of Independent Directors

The independent directors regularly meet without any management directors or employees present.  Such executive sessions are held at least annually and as often as necessary to fulfill the independent directors’ responsibilities.

Code of Ethics

All directors, officers and employees of the Company must act ethically and in accordance with the Company’s Code of Ethics (the “Code of Ethics”).  The Code of Ethics satisfies the definition of “code of ethics” under the rules and regulations of the SEC and is available on the Company’s website at http://www.frequencyelectronics.com.  The Code of Ethics is also available in print to anyone who requests it by writing to the Company at the following address:  Frequency Electronics, Inc., 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, Attention: Ethics Officer.  Annually, the Company’s Directors review the Code of Ethics and the report of the Company’s Ethics Committee.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons.  The Board believes that having a separate Chairman allows the Chief Executive Officer, Mr. Bloch, to focus on the day-to-day management of the Company while enabling the Board to maintain an independent perspective on the activities of the Company and executive management.

Board Risk Oversight

The Company’s senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board, which oversees the Company’s risk management strategy, focusing on the adequacy of the Company’s risk management and mitigation processes.  The Board’s role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operational, financial, legal and regulatory and strategic and reputational risks.  The full Board receives these reports to enable it to understand the Company’s risk identification, risk management and risk mitigation strategies.  While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls.  In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary.  The Board receives regular reports from the Audit Committee regarding its areas of focus.

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board.  The Audit Committee is comprised of three non-employee directors, each of whom satisfies the independence standards for audit committee membership set forth in Section 10A(m)(3) of the Exchange Act and the independence requirements of the NASDAQ.  The Audit Committee is governed by a charter that has been approved and adopted by the Board and which is reviewed and reassessed annually by the Audit Committee.

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internals controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2014, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.  In addition, management and the independent auditors have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee has also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61.  The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit.  The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.  The Audit Committee held four meetings during fiscal year 2014.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended April 30, 2014 for filing with the Securities and Exchange Commission.

Joel Girsky, Chairman, Audit Committee
S. Robert Foley
Richard Schwartz
Members of the Audit Committee

Executive Compensation

Summary Compensation Table

The following table sets forth certain information regarding compensation awarded to, earned by or paid to the Company's Named Executive Officers based on total compensation for the last completed fiscal year, reduced by above market or preferential earnings on non-qualified deferred compensation.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus (1)	Option and SAR Awards (2)(3)	Non-Qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Martin B. Bloch President, CEO	2014 2013	$412,885 407,692	$429,000 385,000	$253,550 229,190	$217,799 (30,782)	$102,887 171,979	$1,416,121 1,163,079
Principal Executive Officer

Markus Hechler Executive Vice	2014 2013	231,231 222,192	95,000 120,000	46,100 41,990	32,094 (13,477)	41,970 39,811	446,395 410,516
President

Oleandro Mancini Senior Vice President,	2014 2013	221,491 205,000	125,120 148,478	46,100 41,990	21,012 87,666	31,910 34,768	445,633 517,902
Business Development

Notes:

(1)
The Company pays bonuses based on operating profits at each of its operating units or, in the case of Mr. Bloch, on consolidated pretax profits.  Mr. Mancini is awarded a bonus based on the revenues and operating profits generated by the FEI-NY, Gillam-FEI and FEI-Zyfer segments.

(2)
The amounts in this column do not represent actual cash payments to the Named Executive Officers.  Each value primarily (see Note 3 below) represents the aggregate grant date fair value of stock option and SARs awarded by the Company during fiscal years 2014 and 2013 computed in accordance with FASB ASC TOPIC 718.  The assumptions used in determining the grant date fair values of these awards are set forth in the notes to the Company’s consolidated financial statements, which are included in its Annual Report on Form 10-K for the years ended April 30, 2014 and 2013, as filed with the SEC.

(3)
Other than contributions of Common Stock to the accounts of participants in the Company’s 401(k) Savings Plan, the Company did not make any other awards of Common Stock to any employees during fiscal years 2014 and 2013.  The fair market value of contributions to the 401(k) accounts of participants, including the Named Executive Officers, may not exceed $3,000 in a calendar year.

(4)
The amounts in this column do not represent actual cash payments to the Named Executive Officers.  The Company has entered into certain deferred compensation agreements with key employees (including the Named Executive Officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The values in the table above reflect the change in the actuarially calculated deferred compensation liability for each of the Named Executive Officers for fiscal years 2014 and 2013.  These non-cash amounts are included in the Company’s general and administrative expenses for the fiscal years ended April 30, 2014 and 2013, respectively.  The fiscal year 2013 amounts for Mr. Bloch and Mr. Hechler, shown as credits, reflect a declining liability for the Company due to Mr. Bloch’s and Mr. Hechler’s age and the number of years of their employment past normally expected retirement age.  In fiscal year 2014, Mr. Bloch’s and Mr. Hechler’s annual benefits were increased, resulting in an increase in the actuarial liability as well.

(5)	The amounts shown in this column are composed of the following:

Name	Costs of Purchased or Leased Automobile	Health, Life, Disability Insurance & Medical Reimbursement (a)	Additional Life Insurance Premiums (b)	Financial Planning Advice and other (b)	Total All Other Compensation
Martin Bloch 2014 2013	$12,405 84,596	$51,422 40,107	$24,716 24,063	$14,344 23,213	$102,887 171,979

Markus Hechler 2014 2013	11,995 12,174	29,975 27,637	0 0	0 0	41,970 39,811

Oleandro Mancini 2014 2013	10,174 10,389	21,736 24,379	0 0	0 0	31,910 34,768

(a)
All employees of the Company are eligible for health, term life and disability insurance the premiums for which are partially paid by the Company.  Reimbursement of medical costs is available only to officers.

(b)	Mr. Bloch’s compensation includes financial planning advice and Company-paid premiums for additional whole life insurance policies, the beneficiaries of which are Mr. Bloch’s heirs.

Narrative Disclosure of Summary Compensation Table

Short-Term Incentives

The Company maintains short-term incentive bonus programs for certain employees which are based on operating profits and certain other relevant criteria of the individual subsidiaries to which the employees are assigned.  The Company’s employment agreement with its Chief Executive Officer includes a bonus formula based on consolidated pre-tax profits (see “Chief Executive Officer Employment Agreement” below).  These plans are designed to create incentives for superior performance and to allow the Company's executive officers to share in the success of the Company by rewarding the contributions of individual officers.  Focused on short-term or annual business results, these plans enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of the Company.

Long-Term Incentives

As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its Common Stock under the ESOP and through the grant SARs or options to purchase Common Stock through various employee stock award plans.  Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of Common Stock) and to continued employment with the Company.  The number of shares granted to executive officers under the Company's ESOP is determined on a pro-rata basis.  Grants of SARs, stock options and other equity awards are generally determined on an individual-by-individual basis.  The factors considered are the individual's performance and potential for contributing to the Company’s future growth, the number of stock options and awards previously granted to the individual and the Company's financial and operational performance.

The Company does not maintain any compensation plans for its executive officers or directors or for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the ESOP and stock award plans discussed above.  The fair values of awards under these plans are shown in the Summary Compensation Table above.

Nonqualified Deferred Compensation Agreements

The Company has no tax-qualified defined benefit or actuarial retirement plans in effect.  It has entered into certain deferred compensation agreements with key employees, including its officers, providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause.  The Company pays compensation benefits out of its working capital but has also purchased whole or universal life insurance (of which it is the sole beneficiary) on the lives of each of the participants to cover the optional lump sum obligations under the deferred compensation agreements upon the death of the participant.  The annual premiums paid during fiscal year 2014 were less than the increase in cash surrender value of the whole and universal life insurance policies.

The deferred compensation for participants in the program is reviewed annually by the Compensation Committee.  The annual benefit may be increased based upon recent performance, length of service, economic conditions and other factors.  The annual benefit to be provided to each of the Named Executive Officers upon his retirement is as follows:

Martin Bloch, President & CEO $235,000

Markus Hechler, Executive VP       90,000

Oleandro Mancini, Senior VP         70,000

Such benefits are payable for the remaining life of the individual with a minimum payment over ten years (25 years for Mr. Bloch) to either the employee or his beneficiaries.  Benefits may be paid in a lump sum in the case of a participant’s death, disability or early termination of employment without cause.  The change in actuarial value in nonqualified deferred compensation benefits under the deferred compensation agreements for each of the Named Executive Officers is presented in the Summary Compensation Table.

Supplemental Separation Benefits

Included in the deferred compensation agreements of certain executive officers and certain key employees are provisions for supplemental separation benefits.  Under the agreements, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer or employee without cause, then such officer or employee will receive supplemental severance pay equal to one and one-half times the employee’s average base salary plus cash bonus from the previous five calendar years prior to the change of control if such discharge occurs in the first year after the change of control.  If discharge occurs more than one year but less than two years after the change of control, then the employee will receive two-thirds of the five-year average of base salary and bonus.

Chief Executive Officer Employment Agreement

Pursuant to his employment agreement, Mr. Bloch’s base annual salary is $400,000.  Mr. Bloch also receives additional compensation of up to $52,000 in the form of financial planning advice and Company-paid premiums for life insurance coverage, the beneficiaries of which are Mr. Bloch’s heirs.  Mr. Bloch’s employment agreement provides a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years.  Mr. Bloch was awarded SARs based on 327,000 shares of the Common Stock and the market value of the Company’s stock on the date of grant.  The SARs are exercisable for a period of ten years from the date of grant.  (See “Outstanding Equity Awards at Fiscal Year-End” and footnotes (8) and (12) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

Employee Benefit Plans

Officers, including the Named Executive Officers, are eligible to participate in the Company’s 401(k) Savings Plan.  This plan permits eligible employees to defer a portion of their income through voluntary contributions to the plan.  Under the provisions of the plan, the Company makes discretionary matching contributions of the Company’s Common Stock, the fair market value of which may not exceed $3,000 in a calendar year.  All participants in the plan become fully vested in the Company contribution after six years of employment.  All of the Named Executive Officers are fully vested in the shares attributable to their accounts. (See footnote (12) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

In addition, Mr. Bloch and Mr. Hechler are participants in the Company's Stock Bonus Plan and the ESOP which replaced it.  The ESOP began in 1990 and no additional shares of Common Stock were allocated to participants after fiscal year 2000.  (See footnote (12) under “Stock Ownership of Certain Beneficial Owners and Management” above.)

Other Compensation

Officers (other than Mr. Bloch) and certain key employees are provided with a leased automobile to use for both business and personal purposes.  The operating costs of each vehicle are paid by the Company.  The value of any personal use is included in the taxable income of each employee.  Officers of the Company are also reimbursed for out-of-pocket medical expenses incurred by the officers and their families.  Such reimbursement is also included in the officers’ taxable income.

Outstanding Equity Awards at Fiscal Year-End

The following table includes certain information with respect to the value of all unexercised options or SARs previously awarded to the Named Executive Officers outstanding at the end of the fiscal year, April 30, 2014.  The Company has not made any stock awards which were outstanding at the end of such fiscal year.

Option Awards or Stock Appreciation Rights

Name	Number of Securities Underlying Unexercised Options or SARs (#) Exercisable	Number of Securities Underlying Unexercised Options or SARs (#) Unexercisable	Option or SARs Exercise Price ($)	Option or SARs Expiration Date (1)
Martin B. Bloch	40,000 12,000 55,000 41,250 27,500 13,750 -0-	-0- -0- -0- 13,750 27,500 41,250 55,000	$7.835 3.150 4.60 9.70 7.25 8.82 10.38	3/16/18 1/29/19 10/26/19 4/11/21 12/18/21 9/13/22 8/8/23
Markus Hechler	7,500 10,000 7,500 10,000 10,000 9,000 7,500 5,000 2,500 -0-	-0- -0- -0- -0- -0- 3,000 2,500 5,000 7,500 10,000	$14.40 11.95 11.16 9.67 4.60 5.65 9.70 7.25 8.82 10.38	12/21/14 7/30/16 7/23/17 12/10/17 10/26/19 9/13/20 4/11/21 12/18/21 9/13/22 8/8/23
Oleandro Mancini	7,500 10,000 15,000 10,000 5,000 6,000 10,000 9,000 9,000 5,000 2,500 -0-	-0- -0- -0- -0- -0- -0- -0- 3,000 3,000 5,000 7,500 10,000	$14.40 11.22 11.95 9.91 9.67 3.15 4.60 5.65 9.70 7.25 8.82 10.38	12/21/14 4/24/15 7/30/16 8/28/17 12/10/17 1/29/19 10/26/19 9/13/20 4/11/21 12/18/21 9/13/22 8/8/23

(1)
Stock options and SARs are generally exercisable cumulatively at 25% per year beginning one year after the date of grant.  In the case of Mr. Bloch’s award of 40,000 SARs on March 17, 2008, the SAR was 50% exercisable one year after the grant date and fully exercisable two years after the grant date.  In general, awards expire ten years after the date of grant but such terms may be modified at the discretion of the Company’s Compensation Committee.  Grants are made at the market value of Common Stock on the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans:

The following table sets forth as of April 30, 2014, the number of shares of Company Common Stock to be issued upon exercise of outstanding stock option grants and the number of shares available for future issuance under such plans:

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price of	equity compensation plans
	of outstanding options	outstanding options	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
(see Notes below)	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,709,625	$8.61	6,816

Equity compensation plans not approved by security holders	50,000	$11.52	-

TOTAL	1,759,625	$8.69	6,816

Notes:

Equity compensation plans approved by security holders consist of the Company’s 2005 Stock Award Plan, Senior Executive Stock Option Plan and Restricted Stock Plan.  Equity compensation plans not approved by security holders consist of:

i-
Independent Contractor Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1998, options to acquire shares of the Company’s Common Stock may be granted to individuals who provide services to the Company but who are not employees.  The option price, number of shares, timing and duration of option grants is at the discretion of the Independent Contractor Stock Option Committee.  In recent grants, the option price was equal to the then fair market value of the Company’s Common Stock, a portion of each grant was immediately exercisable and the options expire in ten years from date of grant.  With the adoption of the 2005 Stock Award Plan, no additional shares may be issued from this plan.

ii-
1993 Non-Statutory Stock Option Plan- Under the terms of this plan, adopted in fiscal year 1993, stock options may be granted to employees, officers and directors of the Company at a price at least equal to the fair market of the Company’s Common Stock on the date of grant.  Options generally are exercisable over a four-year period beginning one year after date of grant and expire ten years after the grant date.  After fiscal year 2003, no additional shares were issuable from this plan.  The remaining outstanding options not exercised by the end of fiscal year 2014 are held by a consultant to the Company who is the son of the Company’s president.  These options expire one year after termination of the consulting agreement.

OTHER MATTERS

The Report of the Audit Committee is not to be considered as filed with the SEC or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, nor is this information considered as proxy soliciting material.  This portion of this proxy statement is not a part of any of those filings unless otherwise stated in those filings.

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-K, including the financial statements for the fiscal year ended April 30, 2014, is available under the Investor Relations section of the Company’s website at http://www.frequencyelectronics.com.  A Notice of Internet Availability of Proxy Materials is being mailed to stockholders which also includes instructions on how stockholders may obtain printed copies of the Annual Report on Form 10-K and the Proxy Statement.  Stockholders may also request printed copies of the Proxy Materials by calling the Company at (516) 794-4500, extension 5024 or by sending an email to investorrelations@freqelec.com.  For a charge of $50, the Company agrees to provide a copy of the exhibits to the Form 10-K to any stockholders who request such a copy.

By Order of the Board of Directors,

/s/Alan Miller
ALAN MILLER
Secretary/Treasurer and Chief Financial Officer

Dated:  August 28, 2014